Payroll and related benefits	12 Months Ended
Dec. 31, 2018
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Payroll and related benefits
9.	Payroll and related benefits

Million US dollar	2018	2017	2016
Wages and salaries	(4 726)	(4 884)	(4 404)
Social security contributions	(698)	(699)	(647)
Other personnel cost	(708)	(762)	(580)
Pension expense for defined benefit plans	(193)	(196)	(194)
Share-based payment expense	(353)	(359)	(228)
Contributions to defined contribution plans	(116)	(118)	(77)

Payroll and related benefits	(6 794)	(7 018)	(6 130)

The number of full time equivalents can be split as follows:

	2018	2017	2016
AB InBev NV (parent company)	180	215	225
Other subsidiaries	172 423	182 700	206 408

Total number of FTE	172 603	182 915	206 633

The 2018 reduction in FTE mainly results from the combination of the AB InBev Russia and Ukraine businesses under AB InBev Efes. As a result of the transaction, AB InBev stopped consolidating its Russia and Ukraine businesses and accounts for its investment in AB InBev Efes under the equity method as of that date. See also Note 6 Acquisitions and disposals of subsidiaries.

The 2017 increase in payroll and related benefits is mainly due to the full year reporting of the retained operations following the combination with SAB, whereas the reduction in FTEs mainly results from the disposals completed during the year.